Exhibit 10.34

QUENCH USA HOLDINGS LLC

2014 EQUITY INCENTIVE PLAN

This is the 2014 Equity Incentive Plan (the “Plan”) of Quench USA Holdings LLC, a Delaware limited liability company (the “Company”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the limited liability agreement of the Company, as such agreement may be amended from time to time (the “LLC Agreement”).

1.                                      Purpose.  This Plan is intended to provide incentives to Managers and Officers of the Company, the officers, employees, directors and consultants (including prospective consultants and employees) of the Company and its Subsidiaries and other individuals as determined by the Board of Managers of the Company (the “Board”) by providing such persons with awards (each, an “Award”) of Shares in the Company denominated as Incentive Shares of the Company (the “Incentive Shares”) or options to acquire Ordinary Shares of the Company (“Options”), the rights, preferences, limitations, obligations, and liabilities of which are governed by the LLC Agreement, the letter agreement or other agreement relating to each award (the “Award Letter”) and this Plan.  If the terms of this Plan or any Award Letter conflict in any way with the provisions of the LLC Agreement, the LLC Agreement shall govern.  The terms of this Plan or any Award Letter shall not be deemed in conflict or inconsistent with the provisions of the LLC Agreement merely because they impose greater or additional restrictions, obligations or duties, or if the provisions of the Plan or Award Letter state that such Plan or Award Letter terms apply notwithstanding provisions to the contrary in the LLC Agreement.

2.                                      Administration of the Plan.

A.                                    Board or Committee Administration.  The Plan shall be administered by the Board or by a “compensation committee” appointed by the Board (the “Committee”).  Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.  Subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom among the eligible Participants (as defined below) Incentive Shares and/or Options may be awarded; (ii) determine the number of Incentive Shares and/or Options, and the type of Shares to be subject to an Option, to be awarded; (iii) determine the time or times at which Incentive Shares and/or Options shall be awarded; (iv) determine the Strike Price or purchase or exercise price of Incentive Shares and/or Options (if any) and the method of payment of the purchase or exercise price (if applicable); (v) determine the time or times when Incentive Shares and/or Options shall become vested and the duration of the vesting period; (vi) determine whether restrictions such as repurchase options are to be imposed on Incentive Shares, Ordinary Shares and/or Options and the nature of such restrictions, if any; (vii) determine any and all other terms and conditions with respect to awards not inconsistent with the LLC Agreement or this Plan; (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it; (ix) to make all determinations it deems advisable for the administration of this Plan; (x) to decide all disputes arising in connection with this Plan; and (xi) to otherwise supervise the administration of this Plan.  The interpretation and construction by the Committee of any provisions of the Plan, any Award Letter, and the LLC Agreement with respect to any Incentive Shares awarded under this Plan shall be final unless otherwise determined by the

Board.  The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable.  No member of the Committee shall be liable for any action, omission or determination made in good faith with respect to the Plan or any Incentive Shares and/or Options awarded under it.

B.                                    Committee Actions.  The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine.  A majority of the Committee shall constitute a quorum and acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee shall constitute the valid acts of the Committee.

C.                                    Delegation of Committee Authority.  The Committee may at any time and from time to time authorize by written resolution one or more of the Company’s Managers or Officers to award Incentive Shares and/or Options to particular eligible Participants within such parameters as shall be specified in such resolution, and the action taken by such authorized persons shall for all purposes be deemed action by the Committee hereunder.

3.                                      Eligible Participants.  Incentive Shares and Options may be awarded to any Manager or Officer of the Company, any officer, employee, director and consultant (including any prospective consultant and employee) of the Company or any of its Subsidiaries and any other individual as determined by the Board (the “Participants”).  The Committee may take into consideration a recipient’s individual circumstances in determining whether to award Incentive Shares or an Option.  The awarding of any Incentive Shares or Option to any individual shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Incentive Shares or Options.

4.                                      Shares Under the Plan.  The Incentive Shares and Ordinary Shares issuable as contemplated by this Plan shall be authorized but unissued Incentive Shares or Ordinary Shares of the Company or Incentive Shares or Ordinary Shares reacquired by the Company in any manner.  The aggregate number of Common Shares that may be issued and outstanding at any given time pursuant to this Plan is 13,000,000 subject to adjustment as provided in paragraph 10 of the Plan and subject, in all cases, to the LLC Agreement, which may consist of either Incentive Shares or Ordinary Shares as determined by the Committee from time to time.  If any Incentive Share or Ordinary Share or Option awarded under this Plan shall be forfeited for any reason without having been vested or shall be repurchased by the Company, such Incentive Share or Ordinary Share subject to an award shall again be available for awards under the Plan.

5.                                      Vesting of Shares.  Each Incentive Shares or Option awarded under the Plan shall become vested as follows:

A.                                    Vesting.  Each Incentive Share or Option shall either be fully vested on the date of award or shall become vested thereafter in such amounts and under such circumstances as the Committee shall determine and as shall be specified in the Award Letter. The Committee shall determine any maximum vesting period.

B.                                    Full Vesting of Installments.  Once an Incentive Share or Option becomes vested pursuant to the terms of the relevant Award Letter it shall remain vested unless otherwise

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specified by the Committee and set forth in the Award Letter, subject to any right the Company may have to repurchase such vested Incentive Share, Ordinary Share or Option if the Participant’s Business Relationship (as defined below) is terminated.

C.                                    Acceleration or Waiver of Vesting.  The Committee shall have the right to accelerate the date that any Incentive Share or Option becomes vested or waive vesting requirements, in whole or in part, in any Award Letter for any reason or for no reason in the sole discretion of the Committee.

6.                                      Termination of Business Relationship.  Each Award Letter may provide that the Incentive Shares or Options awarded thereby shall be forfeited before their stated vesting dates, upon terms specified by the Committee, if the Participant ceases to be a Manager or Officer of the Company, an officer, employee, director or consultant of the Company or any of its Subsidiaries or to have any other qualifying business relationship with the Company or any of its Subsidiaries as determined by the Board (such relationship hereinafter referred to as a “Business Relationship”), or if the Participant otherwise fails to satisfy vesting requirements with respect to Incentive Share awarded under this Plan or a specific Award.  Nothing in the Plan or in any Award Letter shall be deemed to give any Participant the right to continue his or her Business Relationship for any period of time.

7.                                      Cause; Constructive Termination; Resignation; Death; Disability.

A.                                    Cause.  Except as otherwise set forth in an Award Letter, “Cause” for purposes of the Plan shall mean (i) a willful and material breach of any obligations under any employment agreement or other contract with the Company or its Subsidiaries or Affiliates, (ii) fraud or dishonesty, (iii) competition with the Company or its Subsidiaries or Affiliates in violation of any noncompetition or nonsolicitation obligation to the Company or any of its Subsidiaries or Affiliates, (iv) unauthorized use of any trade secrets or confidential information of the Company or its Subsidiaries or Affiliates or any breach of any obligations to the Company or any of its Subsidiaries or Affiliates with respect to trade secrets or confidential information, or (v) continued substantial neglect by such Participant. “Substantial Neglect” shall mean the Participant’s failure to attend to duties assigned to him or her and which are customary to Participant’s position and material to the successful operation of the business of the Company or its Subsidiaries or Affiliates, if such failure to attend to such assigned duties continues for 30 days after written notice to Participant specifying in reasonable detail the duties being substantially neglected by the Participant, provided no further notice is needed for additional substantial neglect. “Fraud” or “dishonesty” as used in this paragraph means intentional and willful deception of a material and significant nature.  No act, or failure to act, by a Participant shall be considered “willful” if done, or omitted to be done, by him or her in good faith and in the reasonable belief that his or her act or omission was in the best interest of the Company and its Subsidiaries and/or required by applicable law.

B.                                    Cessation of Business Relationship.  If a Participant’s Business Relationship is terminated for any reason, then the Participant shall forfeit all of his or her unvested Incentive Shares and Options for no consideration as of the date of the termination of such Participant’s Business Relationship, and the Company shall have the right, but not the obligation, to purchase all of the Participant’s vested Incentive Shares and any Incentive Shares

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or Common Shares received upon exercise of a vested Option, at their fair market value determined as of the date of the termination of such Participant’s Business Relationship, as determined pursuant to paragraph 14 of this Plan, which right may be exercised at any time after the effective date of such Termination until the later of (i) sixty (60) days thereafter and (ii) seven (7) months after the last issuance or vesting of such Incentive Shares or Options, and which purchase shall occur within thirty (30) days after the exercise.

8.                                      Transferability.  The Incentive Shares and Ordinary Shares awarded or issued as contemplated by this Plan shall not be transferable except as permitted under the LLC Agreement.  Options shall not be transferable.

9.                                      Terms and Conditions of Awards.  All awards of Incentive Shares and Options under this Plan shall be evidenced by Award Letters (which need not be identical) signed by the Company, and the individual receiving the award in such form or forms as the Committee may from time to time approve.  Such Award Letters shall conform to the terms and conditions of this Plan and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan or the LLC Agreement.  Such Award Letters shall contain a requirement that the recipient of any Incentive Shares or Options shall execute and become a party to the LLC Agreement by the execution of a Joinder Agreement.  The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Managers or Officers of the Company to execute and deliver such Award Letters.  The proper Managers or Officers are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such Award Letters.  Incentive Shares and Options may be awarded under the Plan at any time on or after the date hereof pursuant to an Award Letter in such form as approved by the Committee.  The date of award of Incentive Shares or Options under the Plan will be the date specified in the Award Letter; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the award.

10.                               Adjustments.  All of the Incentive Share and Ordinary Share numbers set forth in the Plan reflect the capital structure of the Company on the date the Plan was adopted. Upon the occurrence of any of the following events, a Participant’s rights with respect to Incentive Shares, Ordinary Shares and/or Options awarded to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Letter relating to such Incentive Shares, Ordinary Shares and/or Options and subject to the LLC Agreement:

A.                                    Splits.  If the Incentive Shares or Ordinary Shares shall be subdivided or combined into a greater or smaller number of Incentive Shares or Ordinary Shares the number of Incentive Shares or Ordinary Shares, respectively, subject to an award hereunder, then the Strike Price or purchase or exercise price therefor referred to in Section 2(A) of the Plan and any repurchase price under Section 7(B) of the Plan (to the extent such repurchase price has been determined prior to such subdivision, combination or distribution) shall each be appropriately increased or decreased proportionately.

B.                                    Issuances of Shares and Options.  Except as expressly provided herein and in the LLC Agreement, no issuance by the Company of equity or debt instruments of any

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class shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Incentive Shares awarded to any Participant or Ordinary Shares subject to Options.

C.                                    Fractional Shares.  No fractional Incentive Shares or Ordinary Shares shall be issued under the Plan (but fractional Incentive Shares, Ordinary Shares or Options to purchase Incentive Shares or Ordinary Shares may become vested pursuant to a percentage vesting schedule).

D.                                    Increase in Authorized Shares.  Upon the happening of any of the events described in subparagraph A above, the aggregate number of Incentive Shares or Ordinary Shares set forth in Section 4 of the Plan which previously have been or subsequently may be awarded under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraph.  The Committee shall determine the specific adjustment to be made under this paragraph 10 and its determination shall be conclusive.

E.                                     Consequences of a Merger or Consolidation.  In connection with the merger or consolidation of the Company into or with a corporation or other Person pursuant to which securities or other consideration are (or are to be) issued or delivered with respect to the outstanding Shares, the Board or the board of directors of the surviving or acquiring Person (as used in this Section 10.E, also the “Board”) shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for either (i) the continuation of such Awards by the Company or (ii) the assumption of such Awards by the surviving or resulting corporation or Person (or the ultimate parent corporation or Person of the surviving or resulting corporation or Person, if the surviving or resulting corporation or Person is a subsidiary of another corporation or Person) and by substituting on an equitable basis for the shares then subject to such Awards (A) the consideration payable with respect to the outstanding Shares in connection with such merger or consolidation, (B) equity securities or shares of capital stock of the surviving or resulting corporation or Person (or the ultimate parent corporation or Person of the surviving or resulting corporation or Person, if the surviving or resulting corporation or Person is a subsidiary of another corporation or Person) or (C) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole and absolute discretion) shall not materially differ from the fair market value of the Shares subject to such Awards immediately preceding the consummation of such merger or consolidation.  In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may (on the same basis or on different bases as the Board shall specify), upon written notice to the affected Participants, provide that (x) one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate, (y) one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole and absolute discretion) for the Shares subject to such Options over the exercise price thereof, or (z) with respect to any Option then outstanding with an exercise price equal to or more than the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Option, such Option shall be terminated immediately prior to or upon the effectiveness of such merger or consolidation without the payment of any consideration.  Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to

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apply to consideration, including cash, that has been substituted, assumed or amended for an Option pursuant to this Section 10.E. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

F.                                      Dissolution.  In the event of the proposed dissolution of the Company, the Board shall notify each holder of an Option as soon as practicable prior to the effective date of such dissolution. To the extent it has not been previously exercised, an Option will terminate immediately prior to the dissolution of the Company.  In lieu of the foregoing, with respect to outstanding Options, the Board may (on the same basis or on different bases as the Board shall specify), upon written notice to the affected Participants, provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the Shares subject to such Options over the exercise price thereof.

G.                                    Amendment of Awards.  The Committee may amend, modify or terminate any outstanding Award, including (but not limited to) substituting therefor another Award of the same or a different type, and changing the date of exercise or realization, provided that the applicable Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant. The Plan and the LLC Agreement may be amended as specified herein or therein, which amendments may not require the consent of any Participant but shall be binding on all Participants and shall apply to and amend each Award to the extent applicable even without the consent of the Participant receiving such Award.

11.                               Amendment of Plan.  Subject to the provisions of the LLC Agreement, the Board may terminate or amend the Plan in any respect at any time.

12.                               Application of Funds.  The proceeds received by the Company, if any, from the issuance of Incentive Shares awarded under the Plan or the exercise of Options shall be used by the Company for general purposes.

13.                               Withholding of Income Taxes.  Upon the award of Incentive Shares or Options, the vesting or transfer of restricted Incentive Shares or Options, or the making of a distribution or other payment with respect to such Incentive Shares, Ordinary Shares, or the exercise of such Options, the Company may withhold taxes in respect of amounts that the Committee, in its discretion, determines constitute compensation includible in gross income.  The Committee in its discretion may condition (i) the award of a Incentive Shares or Option or (ii) the vesting, transferability or exercise of Incentive Shares or Options on the Participant’s making satisfactory arrangement for such withholding.  Such arrangement may include payment by the Participant in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the Participant’s delivery of previously held Incentive Shares or Ordinary Shares having an aggregate fair market value equal to the amount of such withholding taxes.

14.                               Determination of Fair Market Value.  The Committee, in its reasonable discretion, shall determine the fair market value of Incentive Shares or Ordinary Shares whenever it is necessary or desirable to determine such fair market value.

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15.                               Definition of Sale Event. For purposes of the Plan and any Awards issued pursuant to the Plan, “Sale Event” shall mean any of the following events, unless the holders of a majority of the Ordinary Shares then outstanding elect otherwise by written notice given to the Company prior to the effective date of any such event:

A.                                    a merger or consolidation in which (i) the Company is a constituent party or (ii) a Subsidiary of the Company is a constituent party and the Company issues its equity securities pursuant to such merger or consolidation;

B.                                    the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole; or

C.                                    the sale, exchange or transfer by the Members, in a single transaction or series of related transactions, of then outstanding equity securities of the Company representing a majority of the voting power of the Company to a person or “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, except (1) a merger or consolidation effected solely to change the Company’s domicile, or (2) any such (x) merger or consolidation, (y) sale, lease, transfer or other disposition of assets, or (z) sale, exchange or transfer of equity securities of the Company in which holders of equity securities of the Company immediately before such transaction shall, after such transaction, own a majority of the outstanding equity securities of, or have sufficient voting power (by virtue of number of votes and/or special voting rights) to elect a majority of the members of the board of directors or other similar governing body of, (m) the surviving or resulting person in such a merger or consolidation or the person that acquires, leases or receives such assets or equity securities, or (n) if the surviving or resulting person in such a merger or consolidation or the person that acquires, leases or receives such assets or equity securities is wholly owned or controlled by another person immediately following such transaction, the ultimate parent of, or other person controlling, such surviving or resulting person in such a merger or consolidation or the person that acquires, leases or receives such assets or equity securities (provided that, for the purpose of this definition, all Common Shares issuable upon exercise of Options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding Common Shares are converted or exchanged).  Notwithstanding the foregoing, no transaction involving the Company or any of its direct or indirect subsidiaries, on the one hand, and Element Partners, any affiliate or portfolio company of Element Partners or investment funds it manages or operates, or any of its or their direct or indirect subsidiaries, on the other, shall be considered a Sale Event.

16.                               Section 409A Awards.  To the extent that any award of Incentive Shares or Options under this Plan is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (“Section 409A” and any such award, a “409A Award”), such award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time.  In this regard, if any amount under a 409A Award is payable

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upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any award under this Plan.

17.                               Governmental Regulation.  The Company’s obligation to issue and deliver Incentive Shares, Ordinary Shares or Options under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Incentive Shares, Ordinary Shares or Options.  Government regulations may impose reporting or other obligations on the Company with respect to the Plan.  For example, the Company may be required to file tax information returns reporting the income received by Participants in connection with the Plan.

18.                               Governing Law.  The validity and construction of the Plan and the Award Letter evidencing Awards of Incentive Shares, Ordinary Shares or Options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

19.                               DISPUTE RESOLUTION; CONSENT TO JURISDICTION.  ALL DISPUTES BETWEEN OR AMONG ANY PERSONS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLAN, ANY AWARD LETTER OR ANY AWARD OF INCENTIVE SHARES OR OPTIONS UNDER THIS PLAN (INCLUDING ANY INTERPRETATION OF THE LLC AGREEMENT AS IT PERTAINS TO THE INCENTIVE SHARES AND OPTIONS AWARDED UNDER THIS PLAN) SHALL BE SOLELY AND FINALLY SETTLED BY THE COMMITTEE, THE DETERMINATION OF WHICH SHALL BE FINAL.  ANY MATTERS NOT COVERED BY THE PRECEDING SENTENCE, BUT WHICH ARISE UNDER THE LLC AGREEMENT SHALL BE SOLELY AND FINALLY SETTLED IN ACCORDANCE WITH THE DISPUTE RESOLUTION EXHIBIT TO THE LLC AGREEMENT.

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QUENCH USA HOLDINGS LLC

OPTION AWARD LETTER

[NAME]
[ADDRESS]

Re:                             Award of Option to Purchase [          ] Ordinary Shares to [NAME] (“Recipient”)

Awarded on [DATE] (the “Award Date”)

Dear [NAME]:

I am pleased to inform you that the Board of Managers of Quench USA Holdings LLC, a Delaware limited liability company (the “Company”), has awarded you an Option to purchase that number of Ordinary Shares set forth above for an exercise price of [$     ] per Share (the “Exercise Price”) in consideration of the services to be rendered by you to the Company and its Subsidiaries and of any other agreements and covenants, including any covenants not to compete, entered into by you with the Company and its Subsidiaries.  The commencement date for purposes of vesting of the Options shall be [DATE] (the “Commencement Date”).  The purpose of this award is to give you the opportunity to share in the long-term success of the Company.

The Option is subject in all respects to the provisions of this Award Letter, which includes the attached terms and conditions which set forth (among other things) certain vesting requirements, the 2014 Equity Incentive Plan of the Company, as amended from time to time, and the Limited Liability Company Agreement of the Company, as amended from time to time (the “LLC Agreement”), a copy of each of which has been provided to you.  As a condition to your receipt of the Option, you agree to become a Member of the Company before or contemporaneously with exercising the Option and agree to be bound by the terms of the LLC Agreement by executing the Joinder Agreement attached hereto.

Also enclosed you will find an extra copy of this Award Letter. Please sign both copies of this Award Letter and date and return one completed copy to Quench USA Holdings LLC, c/o Thomas C. Breslin, 780 5th Avenue, Suite 200, King of Prussia, Pennsylvania, 19406, in the enclosed envelope.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

EXECUTION PAGE FOR OPTION AWARD LETTER BETWEEN

[NAME] AND QUENCH USA HOLDINGS LLC

QUENCH USA HOLDINGS LLC

By:
Name:
Title:

Accepted and agreed by the undersigned this     day of           , 20   :

Signature

Name:

QUENCH USA HOLDINGS LLC

TERMS AND CONDITIONS FOR EQUITY INCENTIVE PLAN OPTION

1.                                      Option Grant Under Equity Incentive Plan of Quench USA Holdings LLC.  This award (the “Award”) of an Option is made to Recipient named in the Award Letter to which these Terms and Conditions are attached and is made pursuant to and is governed by the Company’s 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), the Award Letter (which includes these Terms and Conditions), and the Limited Liability Company Agreement of the Company, as amended from time to time (the “LLC Agreement”).  The Option shall be exercisable to purchase up to the number and type of Shares (the “Award Shares”) set forth in the Award Letter at the per share Exercise Price set forth in the Award Letter in accordance with the terms and conditions set forth in the Plan and the Award Letter until the date ten years after the Award Date set forth in the Award Letter, or such earlier date as is specified herein (the “Expiration Date”).  The Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).  Capitalized terms not defined herein, but used herein shall have the meaning assigned such terms in the LLC Agreement.  Determinations made in connection with this Award shall be governed by the Plan.  To the extent that these Terms and Conditions modify the provisions of the Plan, these Terms and Conditions shall control.

2.                                      Other Awards.  This Award of the Option is in addition to any other Shares or Options heretofore or hereafter awarded to Recipient by the Company, but a duplicate original of this Award Letter shall not result in the award of additional Options.

3.                                      Exercisability & Vesting of Award Shares if Business Relationship Continues.

(a)                                 No portion of the Option may be exercised until such portion shall have vested.  Subject to the terms hereof, including the forfeiture and repurchase provisions of paragraph 4, if Recipient has continued to serve the Company or one or more direct or indirect subsidiaries of the Company (collectively, the “Company Group”) as a result of Recipient’s Business Relationship from the Commencement Date set forth in the Award Letter (the “Commencement Date”) through the vesting dates set forth under the heading “Vesting Dates” in the table below, the Option shall become exercisable and vested with respect to the number of Award Shares set forth opposite the date under the heading “Award Shares Vested” in the table below (each number represents the additional number of the Award Shares which will become exercisable and vested as of the applicable date).

Vesting Dates	Award Shares Vested

On the Award Date	25% of the Award Shares

On the first day of each of the next fifteen (15) calendar quarters, commencing on July 1, 2014	5% of the Award Shares

Notwithstanding any other provision hereof or of the Plan, no portion of the Option shall (i) become exercisable or vest after the date of the termination of Recipient’s Business Relationship without the prior written consent of the Committee or (ii) be exercisable after the Expiration Date.

(b)                                 In addition, all then unvested Award Shares shall vest in full immediately prior to the occurrence of a Sale Event (as defined in the Plan) that occurs before the termination of Recipient’s Business Relationship.

(c)                                  In addition, subject to the terms hereof (including the forfeiture and repurchase provisions of paragraph 6), the vesting of the Award Shares shall be accelerated as provided in a written employment agreement or letter between the Company or any Subsidiary and Recipient.

4.                                      Exercise of Stock Option.

(a)                                 Recipient may exercise the Option by delivering an Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating Recipient’s election to purchase some or all of the Award Shares with respect to which the Option is exercisable at the time of such notice.  Such notice shall specify the number of Award Shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods:

(i)                                     in cash, by certified or bank check or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Award Shares being purchased; or

(ii)                                  if the initial public offering of equity securities of any member of the Company Group has occurred, by Recipient delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event Recipient chooses to pay the purchase price as so provided, Recipient and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.

(b)                                 The Award Shares so purchased will be issued to Recipient upon compliance to the satisfaction of the Committee with all requirements under this Award Letter, the LLC Agreement and applicable laws or regulations in connection with such issuance.  Until

Recipient shall have complied with the requirements hereof and of the LLC Agreement, the Plan and applicable laws and regulations, the Company shall be under no obligation to issue the Award Shares subject to the Option, and the determination of the Committee as to such compliance shall be final and binding on Recipient.  Recipient shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option unless and until the Option shall have been exercised pursuant to the terms hereof, the Company shall have issued the Award Shares to Recipient, Recipient shall have been admitted as a Member (as defined in the LLC Agreement) of the Company, and Recipient’s name shall have been entered as a member or stockholder of record on the books of the Company.

5.                                      Termination.  Except as may otherwise be provided by the Committee, if the Recipient’s Business Relationship is terminated, the period within which to exercise the Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate):

(i)                                     Termination Due to Death or Disability.  If the Recipient’s Business Relationship terminates by reason of such Recipient’s death or disability (as defined in Section 422(c) of the Code), the Option may be exercised, to the extent exercisable on the date of such termination, by the Recipient or the Recipient’s legal representative or legatee until the earlier of the date 180 days after such termination, or the Expiration Date.

(ii)                                  Other Termination.  If the Recipient’s Business Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, the Option may be exercised, to the extent exercisable on the date of termination, until the earlier of the date 90 days after the date of such termination or the Expiration Date; provided, however, that, if the Recipient’s Business Relationship is terminated for Cause, the Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Recipient’s Business Relationship shall be conclusive and binding on the Recipient and the Recipient’s representatives or legatees.  Any portion of the Option that is not exercisable on the date of termination of the Recipient’s Business Relationship shall terminate immediately and be null and void.

6.                                      Repurchase or Forfeiture of Award Shares Upon Termination of Business Relationship.

(a)                                 Repurchase or Forfeiture upon Termination.  Except as may otherwise be provided in a written employment agreement or letter between the Company or any Subsidiary and Recipient, if Recipient’s Business Relationship with the Company Group terminates (the “Termination”), the Company shall have the right, but not the obligation, to purchase the vested Award Shares (the “Repurchase Securities”) as set forth in this Section 6.

(b)                                 Repurchase Rights.  The Company may elect to purchase all or any portion of the Repurchase Securities by notifying the holder of the Repurchase Securities (the “Repurchase Notice”) at any time after the effective date of such Termination until the later of

(i) sixty (60) days thereafter and (ii) seven (7) months after the last issuance or vesting of any of the Repurchase Securities.  The Repurchase Notice will set forth the number of such Repurchase Securities to be acquired, the aggregate consideration to be paid for such Repurchase Securities and the time and place for the closing of the transaction, in each case, as provided for in this Section 6.

(c)                                  Repurchase Price.  The purchase price for the Repurchase Securities shall be the fair market value of the Repurchase Securities as of the effective date of Termination.  Fair market value shall be determined by the Board in good faith without taking into account any applicable minority interest or liquidity discount.  Any disagreement regarding the fair market value of the Repurchase Securities shall be resolved in accordance with Exhibit E to the LLC Agreement.

(d)                                 Procedures.  The Committee shall determine the procedures as are necessary to permit the Company to exercise its rights under this Section 6.  The Company will pay the purchase price for the Repurchase Securities by payment of consideration in cash.  Recipient will be required to make representations and warranties to the effect that Recipient has good and marketable title to the Repurchase Securities, free and clear of all liens, claims and other encumbrances.  The closing of the acquisition of any Repurchase Securities shall occur no later than thirty (30) days following the date the Repurchase Notice is received by the seller.

(e)                                  Repurchase Subject to the Act.  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Award Shares by the Company shall be subject to applicable restrictions contained in the Act.

7.                                      Absence of Conflicting Agreements and Obligations. Recipient represents and warrants that he is not a party to or bound by any other agreement or understanding of any type, whether written or oral, or by any statutory or common law duty or obligation which, in any case, would in any way restrict his ability to be employed by the Company Group, or hold ownership interests in the Company or his ability to compete freely with other Persons.

8.                                      Illiquidity; Conversion; Restrictions on Transfer. There is no market for the Award Shares and no assurance that a market for the Award Shares will develop.

Pursuant to the LLC Agreement, the Committee may determine the consideration received by the Members as a result of a merger, consolidation, incorporation or other business combination. Without limiting any of the parties’ rights under Exhibit E of the LLC Agreement, Recipient shall have no statutory dissenter’s rights or appraisal rights with respect to such a transaction as a result of holding the Award Shares. The Company is under no obligation to register the Award Shares or any securities received with respect to the Award Shares. If the Company is converted to a corporation, the Award Shares shall be converted to common stock of the new corporation on the basis determined by the Committee.

The Award Letter and the Options evidenced by the Award Letter are personal to Recipient and are not transferable by Recipient in any manner other than by will or by the laws of descent and distribution.  The Option may be exercised during Recipient’s lifetime only by the Recipient (or by Recipient’s legal representative or guardian in the event of

Recipient’s incapacity).  Recipient may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; and any such beneficiary may exercise Recipient’s Option in the event of Recipient’s death to the extent provided herein.  If Recipient does not designate a beneficiary, or if the designated beneficiary predeceases Recipient, the legal representative of Recipient may exercise this Option in the event of Recipient’s death to the extent provided herein.

The Award Shares are not transferable without the prior written consent of the Committee. Furthermore, any transfer must comply with all federal and state securities laws or an exemption therefrom. In addition, even if a transfer is permitted, the Award Shares awarded hereunder that are transferred shall continue to be subject to this Award Letter, the Plan and the LLC Agreement, including the vesting requirements and repurchase rights set forth herein.

9.                                      No Obligation to Continue Business Relationship. Neither the Plan, this Award Letter, nor the award of Award Shares pursuant to this Award Letter imposes any obligation on the Company Group to continue any Business Relationship with Recipient.

10.                               Income Tax Treatment; Withholding Taxes. The Company can give no assurance to Recipient with respect to the federal, state or local income tax consequences to Recipient of the award or exercise of the Option hereunder, the vesting of Award Shares hereunder, the exchange of the Option or Award Shares for other securities (including the exchange for common stock or options therefor). Recipient must seek tax advice from his or her own tax accountant or tax attorney concerning these and other tax matters.

If the Committee in its sole discretion determines that the Company Group is obligated to withhold any tax in connection with the award or exercise of the Option, or in connection with the transfer of, or the lapse of restrictions on, any Award Shares, Recipient hereby agrees that the Company Group may withhold from Recipient’s remuneration and the Committee may cause the Company to withhold from any distribution due Recipient the appropriate amount of any such tax.  At the discretion of the Committee, the amount required to be withheld may be withheld in cash or property from such remuneration or distributions, as the case may be. Recipient further agrees that, if the Company Group does not withhold a sufficient amount from Recipient’s remuneration or distributions, as the case may be, due Recipient to satisfy such withholding obligation, Recipient will make reimbursement on demand, in cash, for the amount under-withheld. The award of the Option hereunder is conditioned upon Recipient’s agreement to pay all applicable withholding amounts.  Accordingly, failure by Recipient to pay withholding amounts due hereunder within 30 days after written notice shall result in the forfeiture of all Options and Award Shares granted Recipient.

11.                               Lock-up Agreement.  In connection with any underwritten public offering of equity interests in any member of the Company Group, without the prior written consent of the Company or the principal underwriter managing such public offering, Recipient shall not directly or indirectly sell or otherwise transfer or dispose of any Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Shares held by Recipient (whether such shares or any such securities are then owned by Recipient or are thereafter acquired), during the period commencing on the date of the final prospectus relating to such public offering and ending on the date specified by the Company and the managing underwriter (such period to be determined in good faith by the Committee).  The foregoing provisions of this Section shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement.  Recipient shall execute such agreements as may be reasonably requested by the Company or the underwriters in connection with such registration that are consistent with this Section or that are necessary to give further effect thereto.

12.                               Provision of Documentation to Recipient. By signing the Award Letter, Recipient acknowledges receipt of a copy of the Award Letter (including these Terms and Conditions), a copy of the Plan and a copy of the LLC Agreement, with all Exhibits thereto, as in effect as of the date hereof, and that Recipient has read and is familiar with such documents and has had the opportunity to ask questions concerning such documents.

13.                               No Assurance Company’s Business Plan Can Be Achieved.  The Board, the Committee, Officers or other representatives of the Company Group may have shared business and financial plans, models or projections with Recipient concerning the Company. Such plan, models or projections were based on underlying assumptions that may or may not be attained or achieved. There can be no assurance that the Company will meet or exceed its business and financial plans, models or projections or that such plans, models or projections will not be materially modified in the future as a result of change in circumstances or otherwise.

14.                               Effect of Certain Transactions.  Except as expressly provided herein or in the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, of capital stock, membership or other equity interests shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Award Shares subject to this Option.  No adjustments need be made for dividends paid in cash, property or securities other than the shares of the type issuable upon exercise of this Option.  Recipient acknowledges that the Plan provides for certain adjustments and changes to this Option and the Award Shares issuable upon exercise of this Option in connection with any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s membership interests, the outstanding Shares of the type issuable upon exercise of this Option are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company, or, if, as a result of any merger, consolidation, sale of all or substantially all of the assets or dissolution of the Company.  If there shall be any change in the Shares of the type issuable upon exercise of this Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, liquidation, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by Recipient in exchange for, or by virtue of Recipient’s ownership of, Award Shares, except as otherwise determined by the Board.

15.                               Certain LLC Agreement Provisions.  Recipient acknowledges that the LLC Agreement contains restrictions on transfers of Award Shares, rights of refusal and co-sale rights relating to transfers of Award Shares, and drag-along rights in connection with certain transactions involving the Company, all of which may effect the Option as well as the Award Shares.  Recipient shall abide by the terms and conditions set forth in the LLC Agreement, including those relating to restrictions on transfers of Award Shares, rights of refusal and co-sale rights relating to transfers of Award Shares, and drag-along rights in connection with certain transactions involving the Company. If requested by the Company, Recipient shall enter into an agreement with the Company and the other persons specified by the Company that contains provisions regarding the transfer of Award Shares or other membership interests in the Company (or the capital stock or other equity interests of any successor to the Company) substantially similar to those set forth in the LLC Agreement, the Plan or this Award Letter with respect to the Option and Award Shares, and entry into such an agreement may be required as a condition to Recipient’s exercise of the Option.

16.                               Miscellaneous.

A.                                    Notices.   All notices hereunder shall be in writing and shall be deemed given when received by certified or registered mail, postage prepaid, return receipt requested, addressed as follows: if to the Company or the Committee, to the Company’s principal business address, addressed to the Committee and the Chief Executive Officer; if to Recipient, to the address set forth in the Award Letter. The addresses for such notices may be changed from time to time by written notice given in the manner provided for in this Section 16.A.

B.                                    Entire Agreement; Modification; Controlling Documents. This Award Letter (which includes these Terms and Conditions), together with the Plan and the LLC Agreement, constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the Option awarded hereunder. Except as provided in the Plan or the following sentence, these Terms and Conditions and the Award Letter may be modified, amended or rescinded only by a written agreement executed by both parties. The Plan and the LLC Agreement may be amended as specified therein, which amendments may not require the consent of Recipient but shall be binding on Recipient and shall apply to and amend this Award to the extent applicable even without Recipient’s consent. Any Award Shares that shall have been issued upon exercise of the Option shall continue to be subject to the Plan, this Award Letter and the LLC Agreement.

C.                                    Satisfaction of Contractual Obligations.  This Award and the Option granted hereby have been granted in full satisfaction of all contractual obligations of the Company Group to the Recipient to grant or issue equity securities, or rights to acquire equity securities, of any member of the Company Group to the Recipient.

D.                                    Severability.  The invalidity, illegality or unenforceability of any provision of this Award Letter (which includes these Terms and Conditions) shall in no way affect the validity, legality or enforceability of any other provision.

E.                                     Successors and Assigns. This Award Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and all rights hereunder are personal to Recipient and may not be transferred or assigned by Recipient at any time. The Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, or in connection with any sale, transfer or other disposition of all or any portion of its business and assets, provided that any such assignee assumes the Company’s obligations hereunder.

F.                                      Governing Law; Consent to Exclusive Jurisdiction. This Award Letter and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.

G.                                    Committee Determinations; Consent To Jurisdiction.  THE COMPANY AND RECIPIENT HEREBY EXPRESSLY CONSENT TO THE APPLICATION OF THE PROVISIONS OF PARAGRAPH 17 OF THE PLAN GOVERNING DETERMINATIONS BY THE COMMITTEE, AND CONSENT TO JURISDICTION.

H.                                   Evidence of Award Shares. The Option awarded hereunder is evidenced by this Award Letter, the Plan and the LLC Agreement.

Appendix A

OPTION EXERCISE NOTICE

Quench USA Holdings LLC

Attention:

Ladies and Gentlemen:

Pursuant to the terms of my Award Letter dated                       (the “Option”) under Quench USA Holdings LLC’s (the “Company”) Equity Incentive Plan, I, [Insert Name]                                 , hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $       representing the purchase price for [Fill in number of Award Shares]                  Award Shares.  I have chosen the following form(s) of payment:

☐                                    1.                                      Cash

☐                                    2.                                      Certified or bank check payable to the Company

☐                                    3.                                      Other (as permitted in the Agreement (please describe))                                                      .

In connection with my exercise of the Option as set forth above, I hereby represent and warrant to the Company as follows:

•                  I am purchasing the Award Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

•                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers, including my tax adviser, with respect to my investment in the Company.

•                  I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Award Shares and to make an informed investment decision with respect to such purchase.

•                  I can afford a complete loss of the value of the Award Shares and am able to bear the economic risk of holding such Award Shares for an indefinite period of time.

•                  I understand that the Award Shares may not be registered under the Securities Act of 1933 (it being understood that the Award Shares are being issued and sold in reliance on the exemption thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).  I further acknowledge that certificates representing Award Shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

JOINDER AGREEMENT

The undersigned hereby agrees to become a Member of Quench USA Holdings LLC and hereby joins in, and becomes a party to, and agrees to be bound by, the terms of the Amended and Restated Limited Liability Company Agreement dated as of June 6, 2014 of Quench USA Holdings LLC, as the same may be amended from time to time (the “LLC Agreement”).

The undersigned hereby acknowledges receipt of a copy of the LLC Agreement and all exhibits thereto.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has executed this Joinder Agreement as                , 20  .

Name:

QUENCH USA HOLDINGS LLC

INCENTIVE SHARE AWARD LETTER

[NAME]

[ADDRESS]

Re:                             Award of [        ] Incentive Shares to [NAME] (“Recipient”)

Awarded on [DATE] (the “Award Date”)

Dear [NAME]:

I am pleased to inform you that the Board of Managers of Quench USA Holdings LLC, a Delaware limited liability company (the “Company”), has awarded you that number of Incentive Shares set forth above in consideration of the services to be rendered by you to the Company and its Subsidiaries and of any other agreements and covenants, including any covenants not to compete, entered into by you with the Company and its Subsidiaries.  The commencement date for purposes of vesting of the Incentive Shares subject to this Award shall be [DATE] (the “Commencement Date”).  The Incentive Shares subject to this Award are intended to qualify as profits interests as contemplated by Section 2.6 of the LLC Agreement (as defined below), and the Strike Price of the Incentive Shares subject to the Award shall be [$    ] per share. The purpose of this award is to give you the opportunity to share in the long-term success of the Company.

The Incentive Shares are subject in all respects to the provisions of this Award Letter, which includes the attached terms and conditions which set forth (among other things) certain vesting requirements, the 2014 Equity Incentive Plan of the Company, as amended from time to time, and the Limited Liability Company Agreement of the Company, as amended from time to time (the “LLC Agreement”), a copy of each of which has been provided to you.  As a condition to your receipt of the Incentive Shares, you agree to become a Member of the Company and agree to be bound by the terms of the LLC Agreement by executing the Joinder Agreement attached hereto.

Also enclosed you will find:

1.             An extra copy of this Award Letter. Please sign both copies of this Award Letter and date and return one completed copy to Quench USA Holdings LLC, c/o Thomas C. Breslin, 780 5th Avenue, Suite 200, King of Prussia, Pennsylvania, 19406, in the enclosed envelope.

2.             A form for an election under Section 83(b) of the Internal Revenue Code.  Most recipients of Incentive Shares will find it beneficial to make this Section 83(b) election.  If you wish to make the election, you must file the election with the Internal Revenue Service within 30 days of the date of this Award.

3.             A Joinder Agreement, pursuant to which you will become a Member of the Company.  Please sign and date the Joinder Agreement and return the original to Quench USA Holdings LLC, c/o Thomas C. Breslin, 780 5th Avenue, Suite 200, King of Prussia,

Pennsylvania, 19406, in the enclosed envelope.

QUENCH USA HOLDINGS LLC

By:
Name: Anthony Ibarguen
Title: President and Chief Executive Officer

Accepted and agreed by the undersigned this     day of            , 20   :

Signature

Name:

QUENCH USA HOLDINGS LLC

TERMS AND CONDITIONS FOR EQUITY INCENTIVE PLAN AWARD

1.             Grant Under Equity Incentive Plan of Quench USA Holdings LLC. This award (the “Award”) of Incentive Shares (the “Award Shares”) is made to Recipient named in the Award Letter to which these Terms and Conditions are attached and is made pursuant to and is governed by the Company’s 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), the Award Letter (which includes these Terms and Conditions), and the Limited Liability Company Agreement of the Company, as amended from time to time (the “LLC Agreement”).  Capitalized terms not defined herein, but used herein shall have the meaning assigned such terms in the LLC Agreement.  Determinations made in connection with this Award shall be governed by the Plan.  To the extent that these Terms and Conditions modify the provisions of the Plan, these Terms and Conditions shall control.

2.             Other Shares. This Award of the Award Shares is in addition to any other Shares heretofore or hereafter awarded to Recipient by the Company, but a duplicate original of this Award Letter shall not result in the award of additional Shares.

3.             Vesting of Award Shares.

(a)  Subject to the terms hereof, including the forfeiture and repurchase provisions of paragraph 4, if Recipient has continued to serve the Company or one or more direct or indirect subsidiaries of the Company (collectively, the “Company Group”) as a result of Recipient’s Business Relationship from the Commencement Date set forth in the Award Letter (the “Commencement Date”) through the vesting dates set forth under the heading “Vesting Dates” in the table below, Recipient shall be vested in the number of Award Shares set forth opposite the date under the heading “Award Shares Vested” in the table below (each number represents the additional number of the Award Shares in which Recipient will be vested as of the applicable date).

Vesting Dates	Award Shares Vested

On the Award Date	30% of the Award Shares

On the first day of each of the next seven (7) calendar quarters, commencing on July 1, 2014	10% of the Award Shares

(b)           In addition, all then unvested Award Shares shall vest in full immediately prior to the occurrence of a Sale Event (as defined in the Plan) that occurs before the termination of Recipient’s Business Relationship.

(c)           In addition, subject to the terms hereof (including the forfeiture and repurchase provisions of paragraph 4), the vesting of the Award Shares shall be accelerated as provided in a written employment agreement or letter between the Company or any Subsidiary and Recipient.

(d)           Notwithstanding any other provision hereof on the Plan, none of the Award Shares shall vest after the date of the termination of Recipient’s Business Relationship without the prior written consent of the Committee.

4.             Repurchase or Forfeiture of Award Shares Upon Termination of Business Relationship.

(a)           Repurchase or Forfeiture upon Termination.  Except as may otherwise be provided in a written employment agreement or letter between the Company or any Subsidiary and Recipient, if Recipient’s Business Relationship with the Company Group terminates (the “Termination”), the Company shall have the right, but not the obligation, to purchase the vested Award Shares (the “Repurchase Securities”) as set forth in this Section 4 and all unvested Award Shares shall be forfeited immediately.

(b)           Repurchase Rights.  The Company may elect to purchase all or any portion of the Repurchase Securities by notifying the holder of the Repurchase Securities (the “Repurchase Notice”) at any time after the effective date of such Termination until the later of (i) sixty (60) days thereafter and (ii) seven (7) months after the last issuance or vesting of any of the Repurchase Securities.  The Repurchase Notice will set forth the number of such Repurchase Securities to be acquired, the aggregate consideration to be paid for such Repurchase Securities and the time and place for the closing of the transaction, in each case, as provided for in this Section 4.

(c)           Repurchase Price.  The purchase price for the Repurchase Securities shall be the fair market value of the Repurchase Securities as of the effective date of Termination.  Fair market value shall be determined by the Board in good faith without taking into account any applicable minority interest or liquidity discount.  Any disagreement regarding the fair market value of the Repurchase Securities shall be resolved in accordance with Exhibit E to the LLC Agreement.

(d)           Procedures.  The Committee shall determine the procedures as are necessary to permit the Company to exercise its rights under this Section 4.  The Company will pay the purchase price for the Repurchase Securities by payment of consideration in cash.  Recipient will be required to make representations and warranties to the effect that Recipient has good and marketable title to the Repurchase Securities, free and clear of all liens, claims and other encumbrances.  The closing of the acquisition of any Repurchase Securities shall occur no later than thirty (30) days following the date the Repurchase Notice is received by the seller.

(e)           Repurchase Subject to the Act.  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Award Shares by the Company shall be subject to applicable restrictions contained in the Act.

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5.             Absence of Conflicting Agreements and Obligations. Recipient represents and warrants that he is not a party to or bound by any other agreement or understanding of any type, whether written or oral, or by any statutory or common law duty or obligation which, in any case, would in any way restrict his ability to be employed by the Company Group, or hold ownership interests in the Company or his ability to compete freely with other Persons.

6.             Illiquidity; Conversion; Restrictions on Transfer. There is no market for the Award Shares and no assurance that a market for the Award Shares will develop.

Pursuant to the LLC Agreement, the Committee may determine the consideration received by the Members as a result of a merger, consolidation, incorporation or other business combination. Without limiting any of the parties’ rights under Exhibit E of the LLC Agreement, Recipient shall have no statutory dissenter’s rights or appraisal rights with respect to such a transaction as a result of holding the Award Shares. The Company is under no obligation to register the Award Shares or any securities received with respect to the Award Shares. If the Company is converted to a corporation, the Award Shares shall be converted to common stock of the new corporation on the basis determined by the Committee.

The Award Shares are not transferable without the prior written consent of the Committee. Furthermore, any transfer must comply with all federal and state securities laws or an exemption therefrom. In addition, even if a transfer is permitted, the Award Shares awarded hereunder that are transferred shall continue to be subject to this Award Letter, the Plan and the LLC Agreement, including the vesting requirements and repurchase rights set forth herein.

7.             No Obligation to Continue Business Relationship. Neither the Plan, this Award Letter, nor the award of Award Shares pursuant to this Award Letter imposes any obligation on the Company Group to continue any Business Relationship with Recipient.

8.             Income Tax Treatment; Withholding Taxes. The Company can give no assurance to Recipient with respect to the federal, state or local income tax consequences to Recipient of the award of the Award Shares hereunder, the vesting of Award Shares hereunder, the exchange of Award Shares for other securities (including the exchange of Award Shares for common stock or options therefor). Recipient must seek tax advice from his or her own tax accountant or tax attorney concerning these and other tax matters.

If the Committee in its sole discretion determines that the Company Group is obligated to withhold any tax in connection with the award of the Award Shares, or in connection with the transfer of, or the lapse of restrictions on, any Award Shares, Recipient hereby agrees that the Company Group may withhold from Recipient’s remuneration and the Committee may cause the Company to withhold from any distribution due Recipient the appropriate amount of any such tax.  At the discretion of the Committee, the amount required to be withheld may be withheld in cash or property from such remuneration or distributions, as the case may be. Recipient further agrees that, if the Company Group does not withhold a sufficient amount from Recipient’s remuneration or distributions, as the case may be, due Recipient to satisfy such withholding obligation, Recipient will make reimbursement on demand, in cash, for the amount under-withheld. The award of the Award Shares hereunder is conditioned upon

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Recipient’s agreement to pay all applicable withholding amounts. Accordingly, failure by Recipient to pay withholding amounts due hereunder within 30 days after written notice shall result in the forfeiture of all Award Shares granted Recipient.

9.             Lock-up Agreement.  In connection with any underwritten public offering of equity interests in any member of the Company Group, without the prior written consent of the Company or the principal underwriter managing such public offering, Recipient shall not directly or indirectly sell or otherwise transfer or dispose of any Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Shares held by Recipient (whether such shares or any such securities are then owned by Recipient or are thereafter acquired), during the period commencing on the date of the final prospectus relating to such public offering and ending on the date specified by the Company and the managing underwriter (such period to be determined in good faith by the Committee).  The foregoing provisions of this Section shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement.  Recipient shall execute such agreements as may be reasonably requested by the Company or the underwriters in connection with such registration that are consistent with this Section or that are necessary to give further effect thereto.

10.          Provision of Documentation to Recipient. By signing the Award Letter, Recipient acknowledges receipt of a copy of the Award Letter (including these Terms and Conditions), a copy of the Plan and a copy of the LLC Agreement, with all Exhibits thereto, as in effect as of the date hereof, and that Recipient has read and is familiar with such documents and has had the opportunity to ask questions concerning such documents.

11.          No Assurance Company’s Business Plan Can Be Achieved. The Board, the Committee, Officers or other representatives of the Company Group may have shared business and financial plans, models or projections with Recipient concerning the Company. Such plan, models or projections were based on underlying assumptions that may or may not be attained or achieved. There can be no assurance that the Company will meet or exceed its business and financial plans, models or projections or that such plans, models or projections will not be materially modified in the future as a result of change in circumstances or otherwise.

12.          Certain LLC Agreement Provisions.  Recipient acknowledges that the LLC Agreement contains restrictions on transfers of Award Shares, rights of refusal and co-sale rights relating to transfers of Award Shares, and drag-along rights in connection with certain transactions involving the Company, all of which may effect the Award Shares.  Recipient shall abide by the terms and conditions set forth in the LLC Agreement, including those relating to restrictions on transfers of Award Shares, rights of refusal and co-sale rights relating to transfers of Award Shares, and drag-along rights in connection with certain transactions involving the Company.  If requested by the Company, Recipient shall enter into an agreement with the Company and the other persons specified by the Company that contains provisions regarding the transfer of Award Shares or other membership interests in the Company (or the capital stock or other equity interests of any successor to the Company) substantially similar to those set forth in the LLC Agreement, the Plan or this Award Letter with respect to the Award Shares.

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13.          Miscellaneous.

A.            Notices.   All notices hereunder shall be in writing and shall be deemed given when received by certified or registered mail, postage prepaid, return receipt requested, addressed as follows: if to the Company or the Committee, to the Company’s principal business address, addressed to the Committee and the Chief Executive Officer; if to Recipient, to the address set forth in the Award Letter. The addresses for such notices may be changed from time to time by written notice given in the manner provided for in this Section 13.A.

B.            Entire Agreement; Modification; Controlling Documents. This Award Letter (which includes these Terms and Conditions), together with the Plan and the LLC Agreement, constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the Award Shares awarded hereunder. These Terms and Conditions and the Award Letter may be modified, amended or rescinded only by a written agreement executed by both parties. The Plan and the LLC Agreement may be amended as specified therein, which amendments may not require the consent of Recipient but shall be binding on Recipient and shall apply to and amend the Award to the extent applicable even without Recipient’s consent. Any Award Shares that shall have vested shall continue to be subject to the Plan, this Award Letter and the LLC Agreement.

C.            Satisfaction of Contractual Obligations.  This Award and the Award Shares granted hereby have been granted in full satisfaction of all contractual obligations of the Company Group to the Recipient to grant or issue equity securities, or rights to acquire equity securities, of any member of the Company Group to the Recipient.

D.            Severability.  The invalidity, illegality or unenforceability of any provision of this Award Letter (which includes these Terms and Conditions) shall in no way affect the validity, legality or enforceability of any other provision.

E.            Successors and Assigns. This Award Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and all rights hereunder are personal to Recipient and may not be transferred or assigned by Recipient at any time. The Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, or in connection with any sale, transfer or other disposition of all or any portion of its business and assets, provided that any such assignee assumes the Company’s obligations hereunder.

F.             Governing Law; Consent to Exclusive Jurisdiction. This Award Letter and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.

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G.            Committee Determinations; Consent To Jurisdiction.  THE COMPANY AND RECIPIENT HEREBY EXPRESSLY CONSENT TO THE APPLICATION OF THE PROVISIONS OF PARAGRAPH 17 OF THE PLAN GOVERNING DETERMINATIONS BY THE COMMITTEE, AND CONSENT TO JURISDICTION.

H.            Evidence of Award Shares. The Award Shares awarded hereunder are evidenced by this Award Letter, the Plan and the LLC Agreement.

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ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER PURSUANT TO SECTION 83(B)OF THE INTERNAL REVENUE CODE

The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations Section 1.83-2 promulgated thereunder, and Rev. Proc. 2012-29, 2012-28 IRB, 06/26/2012, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.                                      The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

TAXPAYER’S NAME:

TAXPAYER’S SOCIAL SECURITY NUMBER:

ADDRESS:

TAXABLE YEAR: Calendar Year

2.                                      The property which is the subject of this election is:              Restricted Ordinary Common Shares of Quench USA Holdings LLC, a Delaware limited liability company (the “Shares”).

3.                                      The property was transferred to the undersigned on:                , 20   .

4.                                      The property is subject to the following restrictions: The Shares are subject to restrictions on transfer and risk of forfeiture upon termination of service and in certain other events.

5.                                      The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $      .

6.                                      For the property transferred, the undersigned paid $      .

7.                                      The amount to include in gross income is $      .

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election will also be furnished to the person for whom the services were performed.  Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred.  The undersigned is the person performing services in connection with which the property was transferred.

Dated:                    , 20

Taxpayer:

Name:

JOINDER AGREEMENT

The undersigned hereby agrees to become a Member of Quench USA Holdings LLC and hereby joins in, and becomes a party to, and agrees to be bound by, the terms of the Amended and Restated Limited Liability Company Agreement dated as of June 6, 2014 of Quench USA Holdings LLC, as the same may be amended from time to time (the “LLC Agreement”).

The undersigned hereby acknowledges receipt of a copy of the LLC Agreement and all exhibits thereto.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has executed this Joinder Agreement as                , 20  .

Name: